EGA EMERGING GLOBAL SHARES TRUST

Supplement dated August 29, 2014 to the Statement of Additional Information dated March 28, 2014 for the following series of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Blue Chip ETF	BCHP

Effective September 1, 2014, Joseph Signora will serve as the Chief Compliance Officer of the Trust.

Effective September 1, 2014, the following information replaces in its entirety the table appearing under the heading “MANAGEMENT OF THE TRUST – Officers”:

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 53	Executive Vice President	Since 2011
Chief Executive Officer, Emerging Global Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006  to 2011; UBS (and its predecessor, PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 41	Treasurer, Principal Financial Officer and Assistant Secretary	Since 2013	Chief Financial Officer, Emerging Global Advisors, LLC, since August 2012; Managing Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment Bank, 2002 to 2009.

Joseph Signora Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 37	Chief Compliance Officer	Since September 2014
Deputy Chief Compliance Officer, Emerging Global Advisors, LLC, since July 2014; Director of Compliance, Van Eck Associates Corp., 2011 to June 2014; Vice President, Compliance, Artio Global Management LLC, 2007 to 2011.

___________________
(1)           Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Effective September 1, 2014, the section entitled “MANAGEMENT OF THE TRUST – Oversight of Risk” is replaced with the following:

The Board regularly supervises the risk management and oversight of the Trust as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports from the Trust’s service providers. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues.

The Board considers risk as part of its regular review of the activities of the Adviser with respect to the Trust, including risks related to the duties and responsibilities of the day-to-day portfolio manager and his compensation, as well as risks related to the technology and other facilities used to manage the Fund. The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio manager of the Fund meets regularly with the Board to discuss portfolio performance, including risks inherent in tracking the Underlying Index.

The Board receives regular compliance reports from the Trust’s Chief Compliance Officer (“CCO”), and meets regularly with the CCO to discuss compliance issues, including the alleviation of compliance-related risks. The Independent Trustees meet at least quarterly in executive session with the CCO and, as required under SEC rules, the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

EGA provides the Board with regular written reports that monitor fair valued securities, if any, the reasons for the fair valuation and the methodology used to arrive at the fair value. These reports also include information concerning illiquid securities, if any, within the Fund’s portfolio.

In addition, the Audit Committee, which is composed of the Independent Trustees, monitors, among other things, the Trust’s internal controls, accounting and financial reporting policies. In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Trust’s auditors in connection with the Committee’s review of the results of the audit of the Trust’s year-end financial statements.

Notwithstanding these oversight efforts, the Board recognizes that not all risks are capable of identification, control, and/or mitigation.

Effective September 1, 2014, the section entitled “INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS – Other Service Providers” is deleted in its entirety.